Exhibit 3.3

Articles of Association

Forward Pharma A/S

CVR-nr. 28865880

(the “Company”)

The English part of this parallel document in Danish and English is an unofficial translation of the original Danish text. In the event of disputes or misunderstandings arising from the interpretation of the translation, the Danish language shall prevail.

1.

The name of the Company is Forward Pharma A/S.

2.

The registered office of the Company is situated in the municipality of Copenhagen.

3.

The object of the Company is to develop and market pharmaceuticals.

4.

The share capital of the Company is DKK 1,800,981, divided into shares of DKK 1.00. The share capital consists of DKK 1,744,130 A-shares and DKK 56,851 B-shares.

At the general meeting each A share shall give the right to one vote and each B share shall give the right to 875 votes.

The Company’s register of shareholders is kept by Computershare A/S (Company Registration (CVR) no. 27088899).

4 a.

On September 23, 2005, the general meeting has passed a resolution to grant 32,500 warrants to two directors and one member of the board of management, without pre-emption right for the shareholders of the Company.

The warrants entitle the holder to subscribe for A-shares of a nominal value up to DKK 32,500 in the Company at a per share price of DKK 14. Consequently, the general meeting has also passed a resolution regarding the increase of the share capital relating to the warrants up to nominally DKK 32,500. The specific terms governing the subscription and exercise of the warrants and the increase of the share capital relating to the warrants are set out in schedule 1 (amended on November 15, 2005 with retroactive effect) which constitutes the complete resolution of the general meeting and is an integral part of the articles of association of the Company.

4 b.

On September 18, 2006, the general meeting has passed a resolution to grant 35,500 warrants to one member of the board of management, without pre-emption right for the shareholders of the Company. The warrants entitle the holder to subscribe for A-shares of a nominal value up to DKK 35,500 in the Company at a per share price of DKK 70.0610. Consequently, the general meeting has also passed a resolution regarding the increase of the share capital relating to the warrants up to nominally DKK 35,500. The specific terms governing the subscription and exercise of the warrants and the increase of the share capital relating to the warrants are set out in schedule 1 which constitutes the complete resolution of the general meeting and is an integral part of the articles of association of the Company.

4 c.

On 3 October 2007, the general meeting has passed a resolution with effect from 28 June 2007 to grant 24,250 warrants to the board of directors and the management, without pre-emption right for the shareholders of the Company. The warrants entitle the holder to subscribe for A-shares of a nominal value up to DKK 24,250 in the Company at a per share price of DKK 70.0610. Consequently, the general meeting has also passed a resolution regarding the increase of the share capital relating to the warrants up to nominally DKK 24,250. The specific terms governing the subscription and exercise of the warrants and the increase of the share capital relating to the warrants are set out in schedule 1, which constitutes the complete resolution of the general meeting and is an integral part of the articles of association of the Company.

4 d.

On 9 June 2008, the general meeting has passed a resolution to grant 22,000 warrants to the employees and consultants, without pre-emption right for the shareholders of the Company and with effect from the dates set out in the respective subscription lists. The warrants entitle the holder to subscribe for A-shares of a nominal value up to DKK 22,000 in the Company at a per share price of DKK 70.0610. Consequently, the general meeting has also passed a resolution regarding the increase of the share capital relating to the warrants up to nominally DKK 22,000.

The specific terms governing the subscription and exercise of the warrants and the increase of the share capital relating to the warrants are set out in schedule 1, which constitutes the complete resolution of the general meeting and is an integral part of the articles of association of the Company.

4 e.

On 7 October 2008, the general meeting has passed a resolution to grant 4,692 warrants to the CEO, without pre-emption right for the shareholders of the Company and with effect from 1 July 2008. The warrants entitle the holder to subscribe for A-shares of a nominal value up to DKK 4,692 in the Company at a per share price of DKK 70.0610. Consequently, the general meeting has also passed a resolution regarding the increase of the share capital relating to the warrants up to nominally DKK 4,692. The specific terms governing the subscription and exercise of the warrants and the increase of the share capital relating to the warrants are set out in schedule 1, which constitutes the complete resolution of the general meeting and is an integral part of the articles of association of the Company.

In the event of a Change of Control Event in the Company as defined in the shareholders’ resolution dated 25 April 2008, the terms and conditions therein regarding full and immediate vesting shall be applicable to all warrants granted to the CEO.

4 f.

On 6 May 2010, the general meeting has passed a resolution to grant 37,087 warrants to the management, employees and consultants, without pre-emption right for the Company’s shareholders and with effect from varying dates within the period from 1 February 2009 to 12 May 2009 (however in respect of 2,500 warrants from 11 July 2007). The warrants entitle the holder to subscribe for A-shares of a nominal value up to DKK 37,087 in the Company at a per share price of DKK 70.0610.

The specific terms governing the subscription and exercise of the warrants and the increase of the share capital relating to the warrants are set out in this clause 4 F and in schedule 2, which is an integral part of the articles of association of the Company, and constitutes the complete resolution of the general meeting.

In the event of a Change of Control Event in the Company as defined in the Shareholders’ Resolution dated 25 April 2008, the terms and conditions therein regarding full and immediate vesting shall be applicable to all warrants granted to the CEO.

Consequently, the general meeting has also passed a resolution regarding the increase of the share capital relating to the warrants on the following terms and conditions:

•                  The minimum and maximum amount by which the share capital may be increased, will be nominally DKK 1.00 and nominally 37,087, respectively;

•                  The new A-shares will be divided into shares of nominally DKK 1.00 or multiples hereof;

•                  The subscription will be made at a subscription rate of 7,006.10, corresponding to DKK 70.0610 per A-share of nominally DKK 1.00;

•                  The new shares will carry dividend rights for the financial year in which subscription is made on equal terms with the existing shares belonging to the same share class as well as other rights in the company as from the day of subscription;

•                  The new shares shall be A-shares;

•                  The capital increase shall be made without any pre-emption rights for the existing shareholders, given that subscription is based on the abovementioned warrants issued to a consultant of the company;

•                  The pre-emption rights attached to the new shares shall not be subject to any restrictions in the event of future capital increases;

•                  The deadline for subscription of the new shares shall be calculated pursuant to the provisions in schedule 2 of the company’s articles of association;

•                  The subscription amount for the number of shares which the warrant holder wishes to subscribe for, shall be paid in full no later than on the day of subscription; and

•                  The new shares shall be made out in the name of the holder and shall be non-negotiable instruments.

•                  The estimated costs to be borne by the company in connection with the capital increase are approximately DKK 10,000 + VAT.

On 3 July 2014, nominally DKK 7,590 A-shares were issued pursuant this provision.

4 g.

On 15 June 2010, the general meeting has passed a resolution to grant 10,376 warrants to one member of the board of directors without pre-emption right for the Company’s share-holders. The warrants entitle the holder to subscribe for A-shares of a nominal value up to DKK 10,376 in the Company at a per share price of DKK 100.

Consequently, the general meeting has also passed a resolution regarding the increase of the share capital relating to the warrants up to nominally DKK 10,376. The specific terms governing the subscription and exercise of the warrants and the increase of the share capital relating to the warrants are set out in schedule 3, which constitutes the complete resolution of the general meeting and is an integral part of the articles of association of the Company. However, the warrants vest linearly and successively over a period of 3 years and 50 % of the warrants shall vest provided that a fixed milestone is achieved on or prior to 31 December 2010.

4 h.

On 1 November 2010, the general meeting has with effect from 1 January 2010 passed a resolution to grant 5,000 warrants to a consultant without pre-emption right for the Company’s shareholders. The warrants entitle the holder to subscribe for A-shares of a nominal value up to DKK 5,000 in the Company at a per share price of DKK 100.

Consequently, the general meeting has also passed a resolution regarding the increase of the share capital relating to the warrants up to nominally DKK 5,000. The specific terms governing the subscription and exercise of the warrants and the increase of the share capital relating to the warrants are set out in schedule 3, which constitutes the complete resolution of the general meeting and is an integral part of the articles of association of the Company.

4 i.

[Deleted]

4 j.

On 3 September 2012, the general meeting has passed a resolution to grant 39,311 warrants to a number of the Company’s or its German subsidiary’s employees and consultants without pre-emption right for the Company’s shareholders. The warrants entitle the holder to subscribe for A-shares of a nominal value up to DKK 39,311 in the Company at a per share price of DKK 150.

The specific terms governing the subscription and exercise of the warrants are set out in schedule 3, which constitutes the complete resolution of the general meeting and is an integral part of the articles of association of the Company. However, the following special terms apply to subscription and exercise of the warrants under this clause:

(i)                                    Irrespective of clause 1.4 of schedule 3, the warrants shall be deemed granted on 1 April 2012.

(ii)                                 Irrespective of clause 2.1, first and second paragraph, of schedule 3, the warrants shall vest linearly and successively over a period of 18 months. Further, 100 per cent of the warrants shall vest provided that one of the following events (a “Change of Control Event”) is completed on or prior to 30 September 2013:

(a)                                 Transfer of shares from one or more shareholders to a third party or changes to the share capital, whereby a third party obtains 50 per cent or more of the share capital or voting rights in the Company, or

(b)                                 Transfer and/or licencing of all or parts of the assets related to the intellectual property rights of the Company to a third party, provided that such intellectual property rights are of major importance in respect of the business and objectives of the Company, including intellectual property rights related to drug products comprising dimethylfumarate.

For the purposes of the definition of Change of Control Event “third party” shall not include an investment fund or other investment vehicle directly or indirectly controlled by the investors or a material part of the investors of Nordic Biotech K/S.

(iii)                              Irrespective of anything to the contrary in the Terms, if a Change of Control Event has not been completed on or prior to 30 September 2013 the warrants shall — unless otherwise communicated by the Company to the Warrant Holder in writing on or prior to 30 September 2013 — lapse without any further notice and without compensation.

(iv)                             Irrespective of clauses 3, 6.1 and 6.5 of schedule 3, the warrants may only be exercised to the extent provided for in clauses 6.2-6.4 of the Terms and/or clause (v) below.

(v)                                The Warrant Holder may in the event of a Change of Control Event exercise all warrants on the terms provided for in clause 6.4 (ii) of schedule 3.

(vi)                             Clause 4 of schedule 3 shall be replaced by the following:

(a)                                 If the Company terminates the Warrant Holder’s employment or engagement with the Company without cause (in Danish: misligholdelse) on the part of the Warrant Holder, all warrants that have not vested at the termination shall lapse without any further notice and without compensation. Vested warrants shall not be affected by the termination.

(b)                                 In case of termination of the employment or engagement with the Company by the Company as a consequence of cause on the part of the Warrant Holder, all warrants, whether vested or not, shall lapse without any further notice and without compensation.

(c)                                  In case of the Warrant Holder’s termination of the employment or engagement with the Company without material cause (in Danish: væsentlig misligholdelse) on the part of the Company, all warrants, whether vested or not, shall lapse without any further notice and without compensation.

(d)                                 In case of the Warrant Holder’s termination of the employment or engagement with the Company as a consequence of material cause on the part of the Company, all warrants, whether vested or not, shall remain unaffected by the termination.

(e)                                  At the Warrant Holder’s death all warrants that have not vested shall lapse without any further notice and without compensation. The Warrant Holder’s estate and/or the lawful heirs shall be entitled to assume the Warrant Holder’s rights and obligation vis-à-vis all vested warrants, provided that the estate and/or the lawful heirs shall comply with the terms for the Warrant Holder’s warrants and the shares subscribed for pursuant to the warrants in every respect.

(f)                                   In case of the Warrant Holder’s age related retirement or retirement due to invalidity, all warrants that have not vested at the retirement or invalidity shall lapse without any further notice and without compensation. Vested warrants shall not be affected by the retirement or invalidity.

Consequently, the general meeting has also passed a resolution regarding the increase of the share capital relating to the warrants on the following terms and conditions:

•                  The minimum and maximum amount by which the share capital may be increased, will be nominal DKK 1.00 and nominal 39,311, respectively;

•                  The new shares will be divided into A-shares of nominally DKK 1.00 or multiples hereof;

•                  The subscription will be made at a subscription rate of 15,000, corresponding to DKK 150 per A-share of nominally DKK 1.00;

•                  The new A-shares will carry dividend rights for the financial year in which subscription is made on equal terms with the existing A-shares as well as other rights in the Company as from the day of subscription;

•                  The new A shares shall belong to the same A share class as the Company’s existing A shares;

•                  The Capital increase shall be made without any pre-emption rights for the existing shareholders, given that subscription is based on the abovementioned warrants issued to a number of the Company’s and its German subsidiary’s employees and consultants;

•                  The pre-emption rights attached to the new shares shall not be subject to any restrictions in the event of future capital increases;

•                  The deadline for subscription of the new shares shall be calculated pursuant to the provisions in Schedule 3 of the Company’s articles of association;

•                  The subscription amount for the number of shares which the included employees and consultants wish to subscribe for, shall be paid in full no later than on the day of subscription; and

•                  The new shares shall be made out in the name of the holder and shall be non-negotiable instruments.

The estimated costs to be borne by the Company in connection with the capital increase are approximately DKK 40.000 + VAT.

4 k.

On 3 September 2012, the general meeting has passed a resolution to grant 9,360 warrants to one of the Company’s consultants without any pre-emption rights for the Company’s shareholders. The warrants entitle the holder to subscribe for A-shares of a nominal value up to DKK 9,360 in the Company at a per share price of DKK 150.

The specific terms governing the subscription and exercise of the warrants are set out in schedule 3, which constitutes the complete resolution of the general meeting and is an integral part of the articles of association of the Company. However, the following special terms apply to subscription and exercise of the warrants under this clause:

(i)                                    Irrespective of clause 1.4 of schedule 3, the warrants shall be deemed granted on 1 July 2012.

(ii)                                 Irrespective of clause 2.1, first and second paragraph, of schedule 3, the warrants shall vest linearly and successively over a period of 15 months. Further, 100 per cent of the warrants shall vest provided that one of the following events (a “Change of Control Event”) is completed on or prior to 30 September 2014:

(a)                                 Transfer of shares from one or more shareholders to a third party or changes to the share capital, whereby a third party obtains 50 per cent or more of the share capital or voting rights in the Company, or

(b)                                 Transfer and/or licencing of all or parts of the assets related to the intellectual property rights of the Company to a third party, provided that such intellectual property rights are of major importance in respect of the business and objectives of the Company, including intellectual property rights related to drug products comprising dimethylfumarate.

For the purposes of the definition of Change of Control Event “third party” shall not include an investment fund or other investment vehicle directly or indirectly controlled by the investors or a material part of the investors of Nordic Biotech K/S.

(iii)                              Irrespective of anything to the contrary in the Terms, if a Change of Control Event has not been completed on or prior to 30 September 2014 the warrants shall — unless otherwise communicated by the Company to the Warrant Holder in writing on or prior to 30 September 2014 — lapse without any further notice and without compensation.

(iv)                             The Warrant Holder may in the event of a Change of Control Event exercise all warrants on the terms provided for in clause 6.4 (ii) of schedule 3.

(v)                                Clause 4 of schedule 3 shall be replaced by the following:

(a)                                 If the Company terminates the Warrant Holder’s employment or engagement with the Company without cause (in Danish: misligholdelse) on the part of the Warrant Holder, all warrants that have not vested at the termination shall lapse without any further notice and without compensation. Vested warrants shall not be affected by the termination.

(b)                                 In case of termination of the employment or engagement with the Company by the Company as a consequence of cause on the part of the Warrant Holder, all warrants, whether vested or not, shall lapse without any further notice and without compensation.

(c)                                  In case of the Warrant Holder’s termination of the employment or engagement with the Company without material cause (in Danish: væsentlig misligholdelse) on the part of the Company, all warrants, whether vested or not, shall lapse without any further notice and without compensation.

(d)                                 In case of the Warrant Holder’s termination of the employment or engagement with the Company as a consequence of material cause on the part of the Company, all warrants, whether vested or not, shall remain unaffected by the termination.

(e)                                  At the Warrant Holder’s death all warrants that have not vested shall lapse without any further notice and without compensation. The Warrant Holder’s estate and/or the lawful heirs shall be entitled to assume the Warrant Holder’s rights and obligation vis-à-vis all vested warrants, provided that the estate and/or the lawful heirs shall comply with the terms for the Warrant Holder’s warrants and the shares subscribed for pursuant to the warrants in every respect.

(f)                                   In case of the Warrant Holder’s age related retirement or retirement due to invalidity, all warrants that have not vested at the retirement or invalidity shall lapse without any further notice and without compensation. Vested warrants shall not be affected by the retirement or invalidity.

Consequently, the general meeting has also passed a resolution regarding the increase of the share capital relating to the warrants on the following terms and conditions:

•                  The minimum and maximum amount by which the share capital may be increased, will be nominal DKK 1.00 and nominal 9,360, respectively;

•                  The new shares will be divided into A-shares of nominally DKK 1.00 or multiples hereof;

•                  The subscription will be made at a subscription rate of 15,000, corresponding to DKK 150 per A-share of nominally DKK 1.00;

•                  The new A-shares will carry dividend rights for the financial year in which subscription is made on equal terms with the existing A-shares as well as other rights in the Company as from the day of subscription;

•                  The new A shares shall belong to the same A share class as the Company’s existing A shares;

•                  The Capital increase shall be made without any pre-emption rights for the existing shareholders, given that subscription is based on the abovementioned warrants issued to a number of the Company’s and its German subsidiary’s employees and consultants;

•                  The pre-emption rights attached to the new shares shall not be subject to any restrictions in the event of future capital increases;

•                  The deadline for subscription of the new shares shall be calculated pursuant to the provisions in Schedule 3 of the Company’s articles of association;

•                  The subscription amount for the number of shares which the included employees and consultants wish to subscribe for, shall be paid in full no later than on the day of subscription; and

•                  The new shares shall be made out in the name of the holder and shall be non-negotiable instruments.

The estimated costs to be borne by the Company in connection with the capital increase are approximately DKK 10.000 + VAT.

4 L.

On 8 December 2012, the general meeting has passed a resolution to grant a total of 9,360 warrants to one of the Company’s board members without any pre-emption rights for the Company’s shareholders. The warrants entitle the holders to subscribe for A-shares of a nominal value up to DKK 9,360 in the Company at a price of DKK 150 per share of DKK 1.

The specific terms governing the subscription and exercise of the warrants are set out in schedule 3, which constitutes the complete resolution of the general meeting and is an integral part of the articles of association of the Company. However, the following special terms apply to subscription and exercise of the warrants under this clause:

(i)                                    Irrespective of clause 1.4 of schedule 3, the warrants shall be deemed granted on 1 December 2012.

(ii)                                 Irrespective of clause 2.1, first and second paragraph, of schedule 3, the warrants shall vest linearly and successively over a period of 22 months. Further, 100 per cent of the warrants shall vest provided that one of the following events (a “Change of Control Event”) is completed on or prior to 30 September 2014:

(a)                                 Transfer of shares from one or more shareholders to a third party or changes to the share capital, whereby a third party obtains 50 per cent or more of the share capital and voting rights in the Company, or

(b)                                 Transfer and/or licencing of all or parts of the assets related to the intellectual property rights of the Company to a third party, provided that such intellectual property rights are of major importance in respect of the business and objectives of the Company, including intellectual property rights related to drug products comprising dimethylfumarate.

For the purposes of the definition of Change of Control Event “third party” shall not include an investment fund or other investment vehicle managed directly or indirectly by Florian Schönharting.

(iii)                              Irrespective of anything to the contrary in the Terms, if a Change of Control Event has not been completed on or prior to 30 December 2014 the warrants shall — unless otherwise communicated by the Company to the Warrant Holder in writing on or prior to 30 September 2014 — lapse without any further notice and without compensation.

(iv)                             The Warrant Holder may in the event of a Change of Control Event exercise all warrants on the terms provided for in clause 6.4 (ii) of schedule 3.

(v)                                Clause 4 of schedule 3 shall be replaced by the following:

(a)                                 If the Company terminates the Warrant Holder’s employment or engagement with the Company without cause (in Danish: misligholdelse) on the part of the Warrant Holder, all warrants shall vest.

(b)                                 In case of termination of the employment or engagement with the Company by the Company as a consequence of cause on the part of the Warrant Holder, all warrants, whether vested or not, shall lapse without any further notice and without compensation.

(c)                                  In case of the Warrant Holder’s termination of the employment or engagement with the Company, all warrants that have not vested, shall lapse without any further notice and without compensation. Vested warrants shall not be affected by the termination.

(d)                                 At the Warrant Holder’s death all warrants that have not vested shall lapse without any further notice and without compensation. The Warrant Holder’s estate and/or the lawful heirs shall be entitled to assume the Warrant Holder’s rights and obligation vis-à-vis all vested warrants, provided that the estate and/or the lawful heirs shall comply with the terms for the Warrant Holder’s warrants and the shares subscribed for pursuant to the warrants in every respect.

(e)                                  In case of the Warrant Holder’s age related retirement or retirement due to invalidity, all warrants that have not vested at the retirement or invalidity shall lapse without any further notice and without compensation. Vested warrants shall not be affected by the retirement or invalidity.

Consequently, the general meeting has also passed a resolution regarding the increase of the share capital relating to the warrants on the following terms and conditions:

•                  The minimum and maximum amount by which the share capital may be increased, will be nominal DKK 1.00 and nominal 9.360, respectively;

•                  The new shares will be divided into A-shares of nominally DKK 1.00 or multiples hereof;

•                  The subscription will be made at a subscription rate of 15,000, corresponding to DKK 150 per A-share of nominally DKK 1.00;

•                  The new A-shares will carry dividend rights for the financial year in which subscription is made on equal terms with the existing A-shares as well as other rights in the Company as from the day of subscription;

•                  The new A-shares shall belong to the same A-share class as the Company’s existing A-shares;

•                  The Capital increase shall be made without any pre-emption rights for the existing shareholders, given that subscription is based on the abovementioned warrants issued to two consultants of the Company;

•                  The pre-emption rights attached to the new shares shall not be subject to any restrictions in the event of future capital increases;

•                  The deadline for subscription of the new shares shall be calculated pursuant to the provisions in Schedule 3 of the Company’s articles of association;

•                  The subscription amount for the number of shares which the included consultants wish to subscribe for, shall be paid in full no later than on the day of subscription; and

•                  The new shares shall be made out in the name of the holder and shall be non-negotiable instruments.

The estimated costs to be borne by the Company in connection with the capital increase are approximately DKK 10.000 + VAT.

4 M.

On 18 December 2012, the general meeting has passed a resolution to grant a total of 4,500 warrants to one of the Company’s consultants without any pre-emption rights for the Company’s shareholders. The warrants entitle the holder to subscribe for A-shares of a nominal value up to DKK 4.500 in the Company at a price of DKK 150 per share of DKK 1.

The specific terms governing the subscription and exercise of the warrants are set out in schedule 3, which constitutes the complete resolution of the general meeting and is an integral part of the articles of association of the Company. However, the following special terms apply to subscription and exercise of the warrants under this clause:

(i)             Irrespective of clause 1.4 of schedule 3, the warrants shall be deemed granted on 1 December 2012.

(ii)          Irrespective of clause 2.1, first and second paragraph, of schedule 3, the warrants shall vest linearly and successively over a period of 22 months. Further, 100 per cent of the warrants shall vest provided that one of the following events (a “Change of Control Event”) is completed on or prior to 30 September 2014:

(a)              Transfer of shares from one or more shareholders to a third party or changes to the share capital, whereby a third party obtains 50 per cent or more of the share capital or voting rights in the Company, or

(b)              Transfer and/or licencing of all or parts of the assets related to the intellectual property rights of the Company to a third party, provided that such intellectual property rights are of major importance in respect of the business and objectives of the Company, including intellectual property rights related to drug products comprising dimethylfumarate.

For the purposes of the definition of Change of Control Event “third party” shall not include an investment fund or other investment vehicle directly or indirectly controlled by Florian Schönharting.

(iii)       Irrespective of anything to the contrary in schedule 3, if a Change of Control Event has not been completed on or prior to 30 September 2014 the warrants shall — unless otherwise communicated by the Company to the Warrant Holder in writing on or prior to 30 September 2014 — lapse without any further notice and without compensation.

(iv)      Irrespective of anything to the contrary in the schedule 3, if the Warrant Holder terminates the competition clause imposed on him by the Company on or prior to 30 September 2014 the warrants shall lapse without any further notice and without compensation.

(v)         Irrespective of clauses 3, 6.1 and 6.5 of the schedule 3, the warrants may only be exercised to the extent provided for in clauses 6.2-6.4 of the schedule 3 and/or clause (vi) below.

(vi)      The Warrant Holder may in the event of a Change of Control Event exercise all warrants on the terms provided for in clause 6.4 (ii) of the schedule 3.

(vii)   Clause 4 of schedule 3 shall be replaced by the following:

(a)              If the Company terminates the Warrant Holder’s employment or engagement with the Company without cause (in Danish: misligholdelse) on the part of the Warrant Holder, all warrants that have not vested at the termination shall lapse without any further notice and without compensation. Vested warrants shall not be affected by the termination.

(b)              In case of termination of the employment or engagement with the Company by the Company as a consequence of cause on the part of the Warrant Holder, all warrants, whether vested or not, shall lapse without any further notice and without compensation.

(c)               In case of the Warrant Holder’s termination of the employment or engagement with the Company without material cause (in Danish: væsentlig misligholdelse) on the part of the Company, all warrants, whether vested or not, shall lapse without any further notice and without compensation.

(d)              In case of the Warrant Holder’s termination of the employment or engagement with the Company as a consequence of material cause on the part of the Company, all warrants, whether vested or not, shall remain unaffected by the termination.

(e)               At the Warrant Holder’s death all warrants that have not vested shall lapse without any further notice and without compensation. The Warrant Holder’s estate and/or the lawful heirs shall be entitled to assume the Warrant Holder’s rights and obligation vis-à-vis all vested warrants, provided that the estate and/or the lawful heirs shall comply with the terms for the Warrant Holder’s warrants and the shares subscribed for pursuant to the warrants in every respect.

(f)                In case of the Warrant Holder’s age related retirement or retirement due to invalidity, all warrants that have not vested at the retirement or invalidity shall lapse without any further notice and without compensation. Vested warrants shall not be affected by the retirement or invalidity.

Consequently, the general meeting has also passed a resolution regarding the increase of the share capital relating to the warrants on the following terms and conditions:

•                  The minimum and maximum amount by which the share capital may be increased, will be nominal DKK 1.00 and nominal 4,500, respectively;

•                  The new shares will be divided into A-shares of nominally DKK 1.00 or multiples hereof;

•                  The subscription will be made at a subscription rate of 15,000, corresponding to DKK 150 per share of nominally DKK 1.00;

•                  The new A-shares will carry dividend rights for the financial year in which subscription is made on equal terms with the existing A-shares as well as other rights in the Company as from the day of subscription;

•                  The new A-shares shall belong to the same A-share class as the Company’s existing A-shares;

•                  The Capital increase shall be made without any pre-emption rights for the existing shareholders, given that subscription is based on the abovementioned warrants issued to two consultants of the Company;

•                  The pre-emption rights attached to the new shares shall not be subject to any restrictions in the event of future capital increases;

•                  The deadline for subscription of the new shares shall be calculated pursuant to the provisions in Schedule 3 of the Company’s articles of association;

•                  The subscription amount for the number of shares which the included consultant wish to subscribe for, shall be paid in full no later than on the day of subscription; and

•                  The new shares shall be made out in the name of the holder and shall be non-negotiable instruments.

The estimated costs to be borne by the Company in connection with the capital increase are approximately DKK 10.000 + VAT.

4 N.

On 17 June 2013, the general meeting has passed a resolution to grant a total of 10,500 warrants to one of the company’s consultants without any pre-emption rights for the company’s shareholders. The warrants entitle the holder to subscribe for A-shares of a nominal value up to DKK 10,500 in the company at a price of DKK 70.0610 per share of nominally DKK 1.

The specific terms governing the subscription and exercise of the warrants are set out in schedule 3, which constitutes the complete resolution of the general meeting and is an integral part of the articles of association of the company. However, the following special terms apply to subscription and exercise of the warrants under this clause (as amended by resolution of the general meeting dated 11 June 2014):

(i)            Irrespective of clause 1.4 of schedule 3, the warrants shall be deemed granted on 1 June 2013.

(ii)         Irrespective of clause 2.1, first and second paragraph, of schedule 3, 7,000 of the warrants shall vest immediately and the remaining 3,500 of the warrants shall vest linearly and successively over a period of 16 months. Further, 100 per cent of the warrants shall vest provided that one of the following events (a “Change of Control Event”) is completed on or prior to 30 September 2014:

(a)                      Transfer of shares from one or more shareholders to a third party or changes to the share capital, whereby a third party obtains 50 per cent or more of the share capital and voting rights in the company,

(b)                      Transfer and/or licencing of all or parts of the assets related to the intellectual property rights of the company to a third party, provided that such intellectual property rights are of major importance in respect of the business and objectives of the company, including intellectual property rights related to drug products comprising dimethylfumarate, or

(c)                       Listing on a stock exchange of 10 per cent or more of the company’s share capital (IPO).

For the purposes of the definition of Change of Control Event “third party” shall not include an investment fund or other investment vehicle managed directly or indirectly by Florian Schönharting.

(iii)      Irrespective of anything to the contrary in schedule 3, if a Change of Control Event has not been completed on or prior to 30 September 2014 the warrants shall — unless otherwise communicated by the company to the warrant holder in writing on or prior to 30 September 2014 — lapse without any further notice and without compensation.

(iv)     Irrespective of anything to the contrary in the Terms, the warrants may in no event be exercised prior to 27 June 2013.

(v)        Subject to clause (iv) above and irrespective of clauses 3, 6.1 and 6.5 of schedule 3, the warrants may only be exercised to the extent provided for in clauses 6.2-6.4 of schedule 3 and/or clause (vi) below and only on condition that the warrant holder has not exercised any other warrants previously granted to him by the company.

(vi)     Subject to clause (v) above, the Warrant Holder may in the event of a Change of Control Event exercise all warrants on the terms provided for in clause 6.4 (ii) of schedule 3, provided however that in case of a Change of Control Event in the form of an IPO, exercise of the warrants shall be postponed to take place within the period from expiry of any applicable the lock-up period up until and including 30 June 2015. During such exercise period, the exercise may only be carried out in accordance with clause 3.1, second and third paragraph, of schedule 3.

(vii)           Clause 4 in schedule 3 shall be replaced by the following:

(a)                                If the company terminates the warrant holder’s engagement with the company without cause (in Danish: misligholdelse) on the part of the warrant holder, all warrants that have not vested at the termination shall lapse without any further notice and without compensation. Vested warrants shall not be affected by the termination.

(b)                                 In case of termination of the engagement of the warrant holder with the company by the company as a consequence of cause on the part of the warrant holder, all warrants, whether vested or not, shall lapse without any further notice and without compensation.

(c)                                 In case of the warrant holder’s termination of the engagement with the company without material cause (in Danish: væsentlig misligholdelse) on the part of the company, all warrants, whether vested or not, shall lapse without any further notice and without compensation.

(d)                                In case of the warrant holder’s termination of the engagement with the company as a consequence of material cause on the part of the company, all warrants, whether vested or not, shall remain unaffected by the termination.

(e)                                 At the warrant holder’s death all warrants that have not vested shall lapse without any further notice and without compensation. The warrant holder’s estate and/or the lawful heirs shall be entitled to assume the warrant holder’s rights and obligation vis-à-vis all vested warrants, provided that the estate and/or the lawful heirs shall comply with the terms for the warrant holder’s warrants and the shares subscribed for pursuant to the warrants in every respect.

(f)                                  In case of the warrant holder’s age related retirement or retirement due to invalidity, all warrants that have not vested at the retirement or invalidity shall lapse without any further notice and without compensation. Vested warrants shall not be affected by the retirement or invalidity.

(viii)                       All warrants that have not been exercised by 30 June 2015 shall lapse without any further notice and without compensation.

Consequently, the general meeting has also passed a resolution regarding the increase of the share capital relating to the warrants on the following terms and conditions:

•                  The minimum and maximum amount by which the share capital may be increased, will be nominally DKK 1.00 and nominally 10,500, respectively;

•                  The new A-shares will be divided into shares of nominally DKK 1.00 or multiples hereof;

•                  The subscription will be made at a subscription rate of 7,006.10, corresponding to DKK 70.0610 per A-share of nominally DKK 1.00;

•                  The new shares will carry dividend rights for the financial year in which subscription is made on equal terms with the existing shares as well as other rights in the company as from the day of subscription;

•                  The new shares shall be A-shares;

•                  The capital increase shall be made without any pre-emption rights for the existing shareholders, given that subscription is based on the abovementioned warrants issued to a consultant of the company;

•                  The pre-emption rights attached to the new shares shall not be subject to any restrictions in the event of future capital increases;

•                  The deadline for subscription of the new shares shall be calculated pursuant to the provisions in Schedule 3 of the company’s articles of association;

•                  The subscription amount for the number of shares which the warrant holder wishes to subscribe for, shall be paid in full no later than on the day of subscription; and

•                  The new shares shall be made out in the name of the holder and shall be non-negotiable instruments.

The estimated costs to be borne by the company in connection with the capital increase are approximately DKK 10,000 + VAT.

4 O.

On 17 June 2013, the general meeting has passed a resolution to grant a total of 7,000 warrants to one of the company’s consultants without any pre-emption rights for the company’s shareholders. The warrants entitle the holder to subscribe for A-shares of a nominal value up to DKK 7,000 in the company at a price of DKK 70.0610 per share of nominally DKK 1.

The specific terms governing the subscription and exercise of the warrants are set out in schedule 3, which constitutes the complete resolution of the general meeting and is an integral part of the articles of association of the company. However, the following special terms apply to subscription and exercise of the warrants under this clause (as amended by resolution of the general meeting dated 11 June 2014):

(i)                          Irrespective of clause 1.4 of schedule 3, the warrants shall be deemed granted on 1 June 2013.

(i)                     Irrespective of clause 2.1, first and second paragraph, in schedule 3, the warrants shall vest immediately.

(ii)                  Irrespective of anything to the contrary in schedule 3, if a Change of Control Event has not been completed on or prior to 30 September 2014 the warrants shall — unless otherwise communicated by the company to the warrant holder in writing on or prior to 30 September 2014 — lapse without any further notice and without compensation. A “Change of Control Event” is the completion on or prior to 30 September 2014 of one of the following events:

(a)                       Transfer of shares from one or more shareholders to a third party or changes to the share capital, whereby a third party obtains 50 per cent or more of the share capital and voting rights in the company,

(b)                       Transfer and/or licencing of all or parts of the assets related to the intellectual property rights of the company to a third party, provided that such intellectual property rights are of major importance in respect of the business and objectives of the company, including intellectual property rights related to drug products comprising dimethylfumarate, or

(c)                        Listing on a stock exchange of 10 per cent or more of the company’s share capital (IPO).

For the purposes of the definition of Change of Control Event “third party” shall not include an investment fund or other investment vehicle managed directly or indirectly by

Florian Schönharting.

(iii)               Irrespective of anything to the contrary in the Terms, the warrants may in no event be exercised prior to 27 June 2013.

(iv)              Subject to clause (iv) above and irrespective of clauses 3, 6.1 and 6.5 of schedule 3, the warrants may only be exercised to the extent provided for in clauses 6.2-6.4 of schedule 3 and/or clause (vi) below and only on condition that the warrant holder has not exercised any other warrants previously granted to him by the company.

(v)                 Subject to clause (v) above, the Warrant Holder may in the event of a Change of Control Event exercise all warrants on the terms provided for in clause 6.4 (ii) of schedule 3, provided however that in case of a Change of Control Event in the form of an IPO, exercise of the warrants shall be postponed to take place within the period from expiry of any applicable the lock-up period up until and including 30 June 2015.During such exercise period, the exercise may only be carried out in accordance with clause 3.1, second and third paragraph, of schedule 3.

(vi)              Clause 4 in schedule 3 shall be replaced by the following:

(a)                                In case of the company’s termination the Warrant Holder’s employment or engagement with the company without cause (in Danish: misligholdelse) on the part of the warrant holder, all warrants shall remain unaffected by the termination.

(b)                                In case of termination of the employment or engagement with the company by the company as a consequence of cause on the part of the warrant holder, all warrants shall lapse without any further notice and without compensation.

(c)                                 In case of the warrant holder’s termination of the employment or engagement with the company without material cause (in Danish: væsentlig misligholdelse) on the part of the company, all warrants shall lapse without any further notice and without compensation.

(d)                                In case of the warrant holder’s termination of the employment or engagement with the cmpany as a consequence of material cause on the part of the company, all warrants shall remain unaffected by the termination.

(e)                                 At the warrant holder’s death, the warrant holder’s estate and/or the lawful heirs shall be entitled to assume the warrant holder’s rights and obligation vis-à-vis all warrants, provided that the estate and/or the lawful heirs shall comply with the terms for the warrant holder’s warrants and the shares subscribed for pursuant to the warrants in every respect.

(f)                                  In case of the warrant holder’s age related retirement or retirement due to invalidity, all warrants shall remain unaffected by the retirement or invalidity.

(vii)                          All warrants that have not been exercised by 30 June 2015 shall lapse without any further notice and without compensation.

Consequently, the general meeting has also passed a resolution regarding the increase of the share capital relating to the warrants on the following terms and conditions:

•                  The minimum and maximum amount by which the share capital may be increased, will be nominally DKK 1.00 and nominally 7,000, respectively;

•                  The new A-shares will be divided into shares of nominally DKK 1.00 or multiples hereof;

•                  The subscription will be made at a subscription rate of 7,006.10, corresponding to DKK 70.0610 per A-share of nominally DKK 1.00;

•                  The new shares will carry dividend rights for the financial year in which subscription is made on equal terms with the existing shares as well as other rights in the company as from the day of subscription;

•                  The new shares shall be A-shares;

•                  The capital increase shall be made without any pre-emption rights for the existing shareholders, given that subscription is based on the abovementioned warrants issued to a consultant of the company;

•                  The pre-emption rights attached to the new shares shall not be subject to any restrictions in the event of future capital increases;

•                  The deadline for subscription of the new shares shall be calculated pursuant to the provisions in schedule 3 of the company’s articles of association;

•                  The subscription amount for the number of shares which the warrant holder wishes to subscribe for, shall be paid in full no later than on the day of subscription; and

•                  The new shares shall be made out in the name of the holder and shall be non-negotiable instruments.

The estimated costs to be borne by the company in connection with the capital increase are approximately DKK 10,000 + VAT.

4 P.

On 22 August 2013, the general meeting has passed a resolution to grant a total of 7,000 warrants to one of the Company’s consultants without any pre-emption rights for the Company’s shareholders. The warrants entitle the holder to subscribe for A-shares of a nominal value up to DKK 7,000 in the Company at a price of DKK 920.36 per share of nominally DKK 1.

The specific terms governing the subscription and exercise of the warrants are set out in schedule 3, which constitutes the complete resolution of the general meeting and is an integral part of the articles of association of the Company. However, the following special terms apply to subscription and exercise of the warrants under this clause:

(i)                                    Irrespective of clause 1.4 of schedule 3, the warrants shall be deemed granted on 1 July 2013.

(ii)                                 Irrespective of clause 2.1, first and second paragraph, of schedule 3, the warrants shall vest linearly and successively over a period of 24 months. Further, 100 per cent of the warrants shall vest provided that one of the following events is completed on or prior to 30 September 2014 (a “Change of Control Event”):

(a)                                transfer of shares from one or more shareholders to a third party or changes to the share capital, whereby a third party obtains 50 per cent or more of the share capital or voting rights in the Company, or

(b)                                transfer and/or licencing of all or parts of the assets related to the intellectual property rights of the Company to a third party, provided that such intellectual property rights are of major importance in respect of the business and objectives of the Company, including intellectual property rights related to drug products comprising dimethylfumarate.

For the purposes of the definition of Change of Control Event “third party” shall not include an investment fund or other investment vehicle managed directly or indirectly by Florian Schönharting.

(iii)                             The Warrant Holder may in the event of a Change of Control Event exercise all warrants.

(iv)                             Clause 6.6 of schedule 3 shall apply accordingly in the event of a Change of Control Event.

(v)                                Clause 4 of schedule 3 shall be replaced by the following:

(a)                                If the Company terminates the Warrant Holder’s employment or engagement with the Company without cause (in Danish: misligholdelse) on the part of the Warrant Holder, all warrants that have not vested at the termination shall lapse without any further notice and without compensation. Vested warrants shall not be affected by the termination.

(b)                                In case of termination of the employment or engagement with the Company by the Company as a consequence of cause on the part of the Warrant Holder, all warrants, whether vested or not, shall lapse without any further notice and without compensation.

(c)                                 In case of the Warrant Holder’s termination of the employment or engagement with the Company without material cause (in Danish: væsentlig misligholdelse) on the part of the Company, all warrants, whether vested or not, shall lapse without any further notice and without compensation.

(d)                                In case of the Warrant Holder’s termination of the employment or engagement with the Company as a consequence of material cause on the part of the Company, all warrants, whether vested or not, shall remain unaffected by the termination.

(e)                                 At the Warrant Holder’s death all warrants that have not vested shall lapse without any further notice and without compensation. The Warrant Holder’s estate and/or the lawful heirs shall be entitled to assume the Warrant Holder’s rights and obligation vis-à-vis all vested warrants, provided that the estate and/or the lawful heirs shall comply with the terms for the Warrant Holder’s warrants and the shares subscribed for pursuant to the warrants in every respect.

(f)                                  In case of the Warrant Holder’s age related retirement or retirement due to invalidity, all warrants that have not vested at the retirement or invalidity shall lapse without any further notice and without compensation. Vested warrants shall not be affected by the retirement or invalidity.

Consequently, the general meeting has also passed a resolution regarding the increase of the share capital relating to the warrants on the following terms and conditions:

•                  The minimum and maximum amount by which the share capital may be increased, will be nominally

DKK 1.00 and nominally 7,000, respectively;

•                  The new A-shares will be divided into shares of nominally DKK 1.00 or multiples hereof;

•                  The subscription will be made at a subscription rate of 92,036, corresponding to DKK 920.36 per A-share of nominally DKK 1.00;

•                  The new shares will carry dividend rights for the financial year in which subscription is made on equal terms with the existing shares as well as other rights in the Company as from the day of subscription;

•                  The new shares shall be A-shares;

•                  The capital increase shall be made without any pre-emption rights for the existing shareholders, given that subscription is based on the abovementioned warrants issued to a member of the board of directors of the Company;

•                  The pre-emption rights attached to the new shares shall not be subject to any restrictions in the event of future capital increases;

•                  The deadline for subscription of the new shares shall be calculated pursuant to the provisions in schedule 3 of the Company’s articles of association;

•                  The subscription amount for the number of shares which the warrant holder wishes to subscribe for, shall be paid in full no later than on the day of subscription; and

•                  The new shares shall be made out in the name of the holder and shall be non-negotiable instruments.

The estimated costs to be borne by the Company in connection with the capital increase are approximately DKK 10,000 + VAT.

4 Q.

The board of directors is authorised to increase the share capital by up to nominally DKK 150,000.00 by share issuance in one or more rounds until 1 September 2018 against cash payment of a subscription price set at the market price of B shares from time to time as reasonably assessed by the board of directors on the following conditions:

•                  The new shares shall be B shares;

•                  The new shares will be divided into shares of nominally DKK 1.00 or multiples hereof;

•                  The new shares will carry dividend rights for the financial year in which subscription is made on equal terms with the existing shares as well as other rights in the Company as from the day of subscription;

•                  Except for shares subscribed for in accordance with the investment agreement dated 19 January 2013 between the shareholders and the company, the existing shareholders shall have a pre-emptive right to subscribe for the new shares;

•                  The pre-emption rights attached to the new shares shall not be subject to any restrictions in the event of future capital increases; and

•                  The new shares shall be made out in the name of the holder and shall be non-negotiable instruments.

4 R.

On 4 October 2013, the general meeting has passed a resolution to grant a total of 2,500 warrants to one of the Company’s consultants without any pre-emption rights for the Company’s shareholders. The warrants entitle the holder to subscribe for A-shares of a nominal value up to DKK 2,500 in the Company at a price of DKK 70.0610 per share of nominally DKK 1.

The specific terms governing the subscription and exercise of the warrants are set out in schedule 3, which constitutes the complete resolution of the general meeting and is an integral part of the articles of association of the Company. However, the following special terms apply to subscription and exercise of the warrants under this clause:

(i)                                    Clauses 1.4, 2, 3.1, 3.2, 4, 5 and 6 of the Terms do not apply.

(ii)                                 Irrespective of anything to the contrary in the Terms, the warrants shall be deemed granted on 1 October 2013.

(iii)                              Irrespective of anything to the contrary in the Terms, the warrants shall vest on 30 September 2014.

(iv)                             Irrespective of anything to the contrary in the Terms, the warrants may only be exercised during the period from 30 September 2014 to 31 October 2014 (both dates inclusive) and the warrants shall lapse on 1 November 2014 without further notice or compensation.

(v)                                Irrespective of clauses (iii) and (iv) above, in case a general meeting of the Company is convened with the declaration of dividend suggested or approved by the board of directors on the agenda, the Warrant Holder has the option to let some or all of the warrants vest and be exercised prior to the general meeting. The Company gives the Warrant Holder notice of such a general meeting at the same time as notice is given to the shareholders hereof. The Warrant Holder shall notify the Company’s board of directors in writing of the number of warrants, if any, to be exercised within 7 days from the posting of the Company’s notice.

(vi)                             Irrespective of clauses (iii) and (iv) above, in case of a sale of 100 per cent of the shares of the Company, the warrants shall vest and may be exercised immediately before the sale. The procedure in clause 6.6 of the Terms shall apply and warrants that are not exercised shall lapse without further notice or compensation.

(vii)                          Irrespective of clauses (iv), (v) and (vi) above and of anything to the contrary in the Terms, the warrants may only be exercised on the condition that the Warrant Holder at the time of the event that entitles the Warrant Holder to exercise the warrants is not under notice to terminate his engagement with the Company and/or Forward Pharma GmbH, irrespective of whether the notice of termination is delivered by the Warrant Holder or by the Company and/or Forward Pharma GmbH.

(viii)                       In case clause (vii) above cannot be enforced according to mandatory statutory provisions, clause (vii) shall apply to the widest possible extent to fulfil the intentions of the clause.

(ix)                             Irrespective of clause (vii) above, the following events shall not restrict the right to exercise the warrants:

(a)                                 In case of the Warrant Holder’s death, the Warrant Holder’s estate and/or the lawful heirs shall be entitled to assume the Warrant Holder’s rights and obligation vis-à-vis all vested warrants, provided that the estate and/or the lawful heirs shall comply with the terms for the Warrant Holder’s warrants and the shares subscribed for pursuant to the warrants in every respect.

(b)                                 In case of the Warrant Holder’s retirement after reaching the age of 65 or retirement due to invalidity.

Consequently, the general meeting has also passed a resolution regarding the increase of the share capital relating to the warrants on the following terms and conditions:

•                  The minimum and maximum amount by which the share capital may be increased, will be nominally

DKK 1.00 and nominally 2,500, respectively;

•                  The new A-shares will be divided into shares of nominally DKK 1.00 or multiples hereof;

•                  The subscription will be made at a subscription rate of 7.00610, corresponding to DKK 70.0610 per A-share of nominally DKK 1.00;

•                  The new shares will carry dividend rights for the financial year in which subscription is made on equal terms with the existing shares as well as other rights in the Company as from the day of subscription;

•                  The new shares shall be A-shares;

•                  The capital increase shall be made without any pre-emption rights for the existing shareholders, given that subscription is based on the abovementioned warrants issued to a member of the board of directors of the Company;

•                  The pre-emption rights attached to the new shares shall not be subject to any restrictions in the event of future capital increases;

•                  The deadline for subscription of the new shares shall be calculated pursuant to the provisions in schedule 3 of the Company’s articles of association;

•                  The subscription amount for the number of shares which the warrant holder wishes to subscribe for, shall be paid in full no later than on the day of subscription; and

•                  The new shares shall be made out in the name of the holder and shall be non-negotiable instruments.

The estimated costs to be borne by the Company in connection with the capital increase are approximately DKK 10,000 + VAT.

4 S.

On 4 October 2013, the general meeting has passed a resolution to grant a total of 9,360 warrants to one of the Company’s consultants without any pre-emption rights for the Company’s shareholders. The warrants entitle the holder to subscribe for A-shares of a nominal value up to DKK 9,360 in the Company at a price of DKK 150.00 per share of nominally DKK 1.

The specific terms governing the subscription and exercise of the warrants are set out in schedule 3, which constitutes the complete resolution of the general meeting and is an integral part of the articles of association of the Company. However, the following special terms apply to subscription and exercise of the warrants under this clause:

(i)                                    Clauses 1.4, 2, 3.1, 3.2, 4, 5 and 6 of the Terms do not apply.

(ii)                                 Irrespective of anything to the contrary in the Terms, the warrants shall be deemed granted on 1 October 2013.

(iii)                              Irrespective of anything to the contrary in the Terms, the warrants shall vest on 30 September 2014.

(iv)                             Irrespective of anything to the contrary in the Terms, the warrants may only be exercised on the condition that the Warrant Holder has not exercised any other warrants previously granted to him by the Company.

(v)                                Subject to clause (iv) above and irrespective of anything to the contrary in the Terms, the warrants may only be exercised during the period from 30 September 2014 to 31 October 2014 (both dates inclusive) and the warrants shall lapse on 1 November 2014 without further notice or compensation.

(vi)                             Subject to clause (iv) above and irrespective of clauses (f)(iii) and (f)(iv) above, in case a general meeting of the Company is convened with the declaration of dividend suggested or approved by the board of directors on the agenda, the Warrant Holder has the option to let some or all of the warrants vest and be exercised prior to the general meeting. The Company gives the Warrant Holder notice of such a general meeting at the same time as notice is given to the shareholders hereof. The Warrant Holder shall notify the Company’s board of directors in writing of the number of warrants, if any, to be exercised within 7 days from the posting of the Company’s notice.

(vii)                          Subject to clause (iv) above and irrespective of clauses (f)(iii) and (v) above, in case of a sale of 100 per cent of the shares of the Company, the warrants shall vest and may be exercised immediately before the sale. The procedure in clause 6.6 of the Terms shall apply and warrants that are not exercised shall lapse without further notice or compensation.

(viii)                       Irrespective of clauses (v), (vi) and (vii) above and of anything to the contrary in the Terms, the warrants may only be exercised on the condition that the Warrant Holder at the time of the event that entitles the Warrant Holder to exercise the warrants is not under notice to terminate his engagement with the Company and/or Forward Pharma GmbH, irrespective of whether the notice of termination is delivered by the Warrant Holder or by the Company and/or Forward Pharma GmbH.

(ix)                             In case clause (viii) above cannot be enforced according to mandatory statutory provisions, clause (f)(vii) shall apply to the widest possible extent to fulfil the intentions of the clause.

(x)                                Irrespective of clause (viii) above, the following events shall not restrict the right to exercise the warrants:

(a)                                In case of the Warrant Holder’s death, the Warrant Holder’s estate and/or the lawful heirs shall be entitled to assume the Warrant Holder’s rights and obligation vis-à-vis all vested warrants, provided that the estate and/or the lawful heirs shall comply with the terms for the Warrant Holder’s warrants and the shares subscribed for pursuant to the warrants in every respect.

(b)                                In case of the Warrant Holder’s retirement after reaching the age of 65 or retirement due to invalidity.

Consequently, the general meeting has also passed a resolution regarding the increase of the share capital relating to the warrants on the following terms and conditions:

•                  The minimum and maximum amount by which the share capital may be increased, will be nominally DKK 1.00 and nominally 9,360, respectively;

•                  The new A-shares will be divided into shares of nominally DKK 1.00 or multiples hereof;

•                  The subscription will be made at a subscription rate of 15.000, corresponding to DKK 150.00 per A-share of nominally DKK 1.00;

•                  The new shares will carry dividend rights for the financial year in which subscription is made on equal terms with the existing shares as well as other rights in the Company as from the day of subscription;

•                  The new shares shall be A-shares;

•                  The capital increase shall be made without any pre-emption rights for the existing shareholders, given that subscription is based on the abovementioned warrants issued to a member of the board of directors of the Company;

•                  The pre-emption rights attached to the new shares shall not be subject to any restrictions in the event of future capital increases;

•                  The deadline for subscription of the new shares shall be calculated pursuant to the provisions in schedule 3 of the Company’s articles of association;

•                  The subscription amount for the number of shares which the warrant holder wishes to subscribe for, shall be paid in full no later than on the day of subscription; and

•                  The new shares shall be made out in the name of the holder and shall be non-negotiable instruments.

The estimated costs to be borne by the Company in connection with the capital increase are approximately DKK 10,000 + VAT.

4 T.

On 4 October 2013, the general meeting has passed a resolution to grant a total of 18,719 warrants to one of the Company’s consultants without any pre-emption rights for the Company’s shareholders. The warrants entitle the holder to subscribe for A-shares of a nominal value up to DKK 18,719 in the Company at a price of DKK 150.00 per share of nominally DKK 1.

The specific terms governing the subscription and exercise of the warrants are set out in schedule 3, which constitutes the complete resolution of the general meeting and is an integral part of the articles of association of the Company. However, the following special terms apply to subscription and exercise of the warrants under this clause:

(i)                                    Clauses 1.4, 2, 3.1, 3.2, 4, 5 and 6 of the Terms do not apply.

(ii)                                 Irrespective of anything to the contrary in the Terms, the warrants shall be deemed granted on 1 October 2013.

(iii)                              Irrespective of anything to the contrary in the Terms, the warrants shall vest on 30 September 2014.

(iv)                             Irrespective of anything to the contrary in the Terms, the warrants may only be exercised on the condition that the Warrant Holder has not exercised any of the 18,719 warrants granted to the Warrant Holder on 1 April 2012.

(v)                                Subject to clause (iv) above and irrespective of anything to the contrary in the Terms, the warrants may only be exercised during the period from 30 September 2014 to 31 October 2014 (both dates inclusive) and the warrants shall lapse on 1 November 2014 without further notice or compensation.

(vi)                             Subject to clause (iv) above and irrespective of clauses (iii) and (v) above, in case a general meeting of the Company is convened with the declaration of dividend suggested or approved by the board of directors on the agenda, the Warrant Holder has the option to let some or all of the warrants vest and be exercised prior to the general meeting. The Company gives the Warrant Holder notice of such a general meeting at the same time as notice is given to the shareholders hereof. The Warrant Holder shall notify the Company’s board of directors in writing of the number of warrants, if any, to be exercised within 7 days from the posting of the Company’s notice.

(vii)                          Subject to clause (iv) above and irrespective of clauses (iii) and (v) above, in case of a sale of 100 per cent of the shares of the Company, the warrants shall vest and may be exercised immediately before the sale. The procedure in clause 6.6 of the Terms shall apply and warrants that are not exercised shall lapse without further notice or compensation.

(viii)                       Irrespective of clauses (v), (vi) and (vii) above and of anything to the contrary in the Terms, the warrants may only be exercised on the condition that the Warrant Holder at the time of the event that entitles the Warrant Holder to exercise the warrants is not under notice to quit his employment or to terminate his engagement with the Company and/or Forward Pharma GmbH, irrespective of whether the notice to quit and/or of termination is delivered by the Warrant Holder or by the Company and/or Forward Pharma GmbH.

(ix)                             In case clause (viii) above cannot be enforced according to mandatory statutory provisions, clause (viii) shall apply to the widest possible extent to fulfil the intentions of the clause.

(x)                                Irrespective of clause (viii) above, the following events shall not restrict the right to exercise the warrants:

(a)                                In case of the Warrant Holder’s death, the Warrant Holder’s estate and/or the lawful heirs shall be entitled to assume the Warrant Holder’s rights and obligation vis-à-vis all vested warrants, provided that the estate and/or the lawful heirs shall comply with the terms for the Warrant Holder’s warrants and the shares subscribed for pursuant to the warrants in every respect.

(b)                                In case of the Warrant Holder’s retirement after reaching the age of 65 or retirement due to invalidity.

Consequently, the general meeting has also passed a resolution regarding the increase of the share capital relating to the warrants on the following terms and conditions:

•                  The minimum and maximum amount by which the share capital may be increased, will be nominally DKK 1.00 and nominally 18,719, respectively;

•                  The new A-shares will be divided into shares of nominally DKK 1.00 or multiples hereof;

•                  The subscription will be made at a subscription rate of 15.000, corresponding to DKK 150.00 per A-share of nominally DKK 1.00;

•                  The new shares will carry dividend rights for the financial year in which subscription is made on equal terms with the existing shares as well as other rights in the Company as from the day of subscription;

•                  The new shares shall be A-shares;

•                  The capital increase shall be made without any pre-emption rights for the existing shareholders, given that subscription is based on the abovementioned warrants issued to a member of the board of directors of the Company;

•                  The pre-emption rights attached to the new shares shall not be subject to any restrictions in the event of future capital increases;

•                  The deadline for subscription of the new shares shall be calculated pursuant to the provisions in schedule 3 of the Company’s articles of association;

•                  The subscription amount for the number of shares which the warrant holder wishes to subscribe for, shall be paid in full no later than on the day of subscription; and

•                  The new shares shall be made out in the name of the holder and shall be non-negotiable instruments.

The estimated costs to be borne by the Company in connection with the capital increase are approximately DKK 10,000 + VAT.

4 U.

On 4 October 2013, the general meeting has passed a resolution to grant a total of 6,872 warrants to one of the Company’s consultants without any pre-emption rights for the Company’s shareholders. The warrants entitle the holder to subscribe for A-shares of a nominal value up to DKK 5,000 in the Company at a price of DKK 70.0610 per share of nominally DKK 1 and for A-shares of a nominal value up to DKK 1,872 in the Company at a price of DKK

150.00 per share of nominally DKK 1.

The specific terms governing the subscription and exercise of the warrants are set out in schedule 3, which constitutes the complete resolution of the general meeting and is an integral part of the articles of association of the Company. However, the following special terms apply to subscription and exercise of the warrants under this clause:

(i)                                    Clauses 1.4, 2, 3.1, 3.2, 4, 5 and 6 of the Terms do not apply.

(ii)                                 Irrespective of anything to the contrary in the Terms, the warrants shall be deemed granted on 1 October 2013.

(iii)                              Irrespective of anything to the contrary in the Terms, the warrants shall vest on 30 September 2014.

(iv)                             Irrespective of anything to the contrary in the Terms, the warrants may only be exercised on the condition that the Warrant Holder has not exercised any other warrants previously granted to him by the Company.

(v)                                Subject to clause (iv) above and irrespective of anything to the contrary in the Terms, the warrants may only be exercised during the period from 30 September 2014 to 31 October 2014 (both dates inclusive) and the warrants shall lapse on 1 November 2014 without further notice or compensation.

(vi)                             Subject to clause (iv) above and irrespective of clauses (iii) and (v) above, in case a general meeting of the Company is convened with the declaration of dividend suggested or approved by the board of directors on the agenda, the Warrant Holder has the option to let some or all of the warrants vest and be exercised prior to the general meeting. The Company gives the Warrant Holder notice of such a general meeting at the same time as notice is given to the shareholders hereof. The Warrant Holder shall notify the Company’s board of directors in writing of the number of warrants, if any, to be exercised within 7 days from the posting of the Company’s notice.

(vii)                          Subject to clause (iv) above and irrespective of clauses (iii) and (v) above, in case of a sale of 100 per cent of the shares of the Company, the warrants shall vest and may be exercised immediately before the sale. The procedure in clause 6.6 of the Terms shall apply and warrants that are not exercised shall lapse without further notice or compensation.

(viii)                       Irrespective of clauses (v), (vi) and (vii) above and of anything to the contrary in the

Terms, the warrants may only be exercised on the condition that the Warrant Holder at the time of the event that entitles the Warrant Holder to exercise the warrants is not under notice to quit his employment with Forward Pharma GmbH, irrespective of whether the notice to quit is delivered by the Warrant Holder or by Forward Pharma GmbH.

(ix)                             In case clause (viii) above cannot be enforced according to mandatory statutory provisions, clause (viii) shall apply to the widest possible extent to fulfil the intentions of the clause.

(x)                                Irrespective of clause (viii) above, the following events shall not restrict the right to exercise the warrants:

(a)                                In case of the Warrant Holder’s death, the Warrant Holder’s estate and/or the lawful heirs shall be entitled to assume the Warrant Holder’s rights and obligation vis-à-vis all vested warrants, provided that the estate and/or the lawful heirs shall comply with the terms for the Warrant Holder’s warrants and the shares subscribed for pursuant to the warrants in every respect.

(b)                       In case of the Warrant Holder’s retirement after reaching the age of 65 or retirement due to invalidity.

Consequently, the general meeting has also passed a resolution regarding the increase of the share capital relating to the warrants on the following terms and conditions:

•                  The minimum and maximum amount by which the share capital may be increased, will be nominally DKK 1.00 and nominally 6,872, respectively;

•                  The new A-shares will be divided into shares of nominally DKK 1.00 or multiples hereof;

•                  The subscription of 5,000 of the warrants will be made at a subscription rate of 7.00610, corresponding to DKK 70.0610 per A-share of nominally DKK 1.00 and subscription of 1,872  of the warrants will be made at a subscription rate of 15.00, corresponding to DKK 150.00 per A-share of nominally DKK 1.00;

•                  The new shares will carry dividend rights for the financial year in which subscription is made on equal terms with the existing shares as well as other rights in the Company as from the day of subscription;

•                  The new shares shall be A-shares;

•                  The capital increase shall be made without any pre-emption rights for the existing shareholders,

given that subscription is based on the abovementioned warrants issued to a member of the board of directors of the Company;

•                  The pre-emption rights attached to the new shares shall not be subject to any restrictions in the event of future capital increases;

•                  The deadline for subscription of the new shares shall be calculated pursuant to the provisions in schedule 3 of the Company’s articles of association;

•                  The subscription amount for the number of shares which the warrant holder wishes to subscribe for, shall be paid in full no later than on the day of subscription; and

•                  The new shares shall be made out in the name of the holder and shall be non-negotiable instruments.

The estimated costs to be borne by the Company in connection with the capital increase are approximately DKK 10,000 + VAT.

4 V.

On 4 October 2013, the general meeting has passed a resolution to grant a total of 9,360 warrants to one of the Company’s consultants without any pre-emption rights for the Company’s shareholders. The warrants entitle the holder to subscribe for A-shares of a nominal value up to DKK 9,360 in the Company at a price of DKK 150.00 per share of nominally DKK 1.

The specific terms governing the subscription and exercise of the warrants are set out in schedule 3, which constitutes the complete resolution of the general meeting and is an integral part of the articles of association of the Company. However, the following special terms apply to subscription and exercise of the warrants under this clause:

(i)                                    Clauses 1.4, 2, 3.1, 3.2, 4, 5 and 6 of the Terms do not apply.

(ii)                                 Irrespective of anything to the contrary in the Terms, the warrants shall be deemed granted on 1 October 2013.

(iii)                              Irrespective of anything to the contrary in the Terms, the warrants shall vest on 30 September 2014.

(iv)                             Irrespective of anything to the contrary in the Terms, the warrants may only be exercised on the condition that the Warrant Holder has not exercised any of the 9,360 warrants granted to the Warrant Holder by the Company on 1 April 2012.

(v)                                Subject to clause (iv) above and irrespective of anything to the contrary in the Terms, the warrants may only be exercised during the period from 30 September 2014 to 31 October 2014 (both dates inclusive) and the warrants shall lapse on 1 November 2014 without further notice or compensation.

(vi)                             Subject to clause (iv) above and irrespective of clauses (iii) and (v) above, in case a general meeting of the Company is convened with the declaration of dividend suggested or approved by the board of directors on the agenda, the Warrant Holder has the option to let some or all of the warrants vest and be exercised prior to the general meeting. The Company gives the Warrant Holder notice of such a general meeting at the same time as notice is given to the shareholders hereof. The Warrant Holder shall notify the Company’s board of directors in writing of the number of warrants, if any, to be exercised within 7 days from the posting of the Company’s notice.

(vii)                         Subject to clause (iv) above and irrespective of clauses (iii) and (v) above, in case of a sale of 100 per cent of the shares of the Company, the warrants shall vest and may be exercised immediately before the sale. The procedure in clause 6.6 of the Terms shall apply and warrants that are not exercised shall lapse without further notice or compensation.

(viii)                       Irrespective of clauses (v), (vi) and (vii) above and of anything to the contrary in the Terms, the warrants may only be exercised on the condition that the Warrant Holder at the time of the event that entitles the Warrant Holder to exercise the warrants is not under notice to quit her employment with Forward Pharma GmbH, irrespective of whether the notice to quit is delivered by the Warrant Holder or by Forward Pharma GmbH.

(ix)                             In case clause (viii) above cannot be enforced according to mandatory statutory provisions, clause (viii) shall apply to the widest possible extent to fulfil the intentions of the clause.

(x)                                Irrespective of clause (viii) above, the following events shall not restrict the right to exercise the warrants:

(a)                                In case of the Warrant Holder’s death, the Warrant Holder’s estate and/or the lawful heirs shall be entitled to assume the Warrant Holder’s rights and obligation vis-à-vis all vested warrants, provided that the estate and/or the lawful heirs shall comply with the terms for the Warrant Holder’s warrants and the shares subscribed for pursuant to the warrants in every respect.

(b)                                In case of the Warrant Holder’s retirement after reaching the age of 65 or retirement due to invalidity.

Consequently, the general meeting has also passed a resolution regarding the increase of the share capital relating to the warrants on the following terms and conditions:

•                  The minimum and maximum amount by which the share capital may be increased, will be nominally DKK 1.00 and nominally 9,360, respectively;

•                  The new A-shares will be divided into shares of nominally DKK 1.00 or multiples hereof;

•                  The subscription will be made at a subscription rate of 15.000, corresponding to DKK 150.00 per A-share of nominally DKK 1.00;

•                  The new shares will carry dividend rights for the financial year in which subscription is made on equal terms with the existing shares as well as other rights in the Company as from the day of subscription;

•                  The new shares shall be A-shares;

•                  The capital increase shall be made without any pre-emption rights for the existing shareholders, given that subscription is based on the abovementioned warrants issued to a member of the board of directors of the Company;

•                  The pre-emption rights attached to the new shares shall not be subject to any restrictions in the event of future capital increases;

•                  The deadline for subscription of the new shares shall be calculated pursuant to the provisions in schedule 3 of the Company’s articles of association;

•                  The subscription amount for the number of shares which the warrant holder wishes to subscribe for, shall be paid in full no later than on the day of subscription; and

•                  The new shares shall be made out in the name of the holder and shall be non-negotiable instruments.

The estimated costs to be borne by the Company in connection with the capital increase are approximately DKK 10,000 + VAT.

4 W.

On 11 June 2014, the general meeting has passed a resolution to grant a total of 4,997 warrants to one of the company’s consultants without any pre-emption rights for the company’s shareholders. The warrants entitle the holder to subscribe for A-shares of a nominal value up to DKK 4,997 in the company at a price of DKK 70.0610 per share of nominally DKK 1.

The specific terms governing the subscription and exercise of the warrants are set out in schedule 3 to the company’s articles of association, which constitutes the complete resolution of the general meeting and is an integral part of the articles of association of the company. However, the following special terms apply to subscription and exercise of the warrants under this clause:

(i)                 Irrespective of clause 1.4 in schedule 3, the warrants shall be deemed granted on 1 May 2014.

(ii)              Irrespective of clause 2.1, first and second paragraph, in schedule 3, 3,000 of the warrants shall vest immediately and the remaining 1,997 of the warrants shall vest linearly and successively over a period of 18 months. Further, 100 per cent of the warrants shall vest provided that one of the following events is completed on or prior to 30 September 2014 (a “Change of Control Event”):

(a)                                transfer of shares from one or more shareholders to a third party or changes to the share capital, whereby a third party obtains 50 per cent or more of the share capital or voting rights in the company, or

(b)                                transfer and/or licencing of all or parts of the assets related to the intellectual property rights of the company to a third party, provided that such intellectual property rights are of major importance in respect of the business and objectives of the company, including intellectual property rights related to drug products comprising dimethylfumarate.

For the purposes of the definition of Change of Control Event “third party” shall not include an investment fund or other investment vehicle managed directly or indirectly by Florian Schönharting.

(iii)               The warrant holder may in the event of a Change of Control Event exercise all warrants. Clause 6.6 in schedule 3 shall apply accordingly in the event of a Change of Control Event.

(iv)              Irrespective of clause 3.1 in schedule 3, vested warrants may only be exercised during the period from the date of the grant to 30 June 2016 (both dates inclusive) and the warrants shall lapse on 1 July 2016 without further notice or compensation.

(v)                 Clause 4 in schedule 3 shall be replaced by the following:

(a)                                If the company terminates the warrant holder’s employment or engagement with the company without cause (in Danish: misligholdelse) on the part of the warrant holder, all warrants that have not vested at the termination shall lapse without any further notice and without compensation. Vested warrants shall not be affected by the termination.

(b)                                In case of termination of the employment or engagement with the company by the company as a consequence of cause on the part of the warrant holder, all warrants, whether vested or not, shall lapse without any further notice and without compensation.

(c)                                 In case of the warrant holder’s termination of the employment or engagement with the company without material cause (in Danish: væsentlig misligholdelse) on the part of the company, all warrants, whether vested or not, shall lapse without any further notice and without compensation.

(d)                                In case of the warrant holder’s termination of the employment or engagement with the company as a consequence of material cause on the part of the company, all warrants, whether vested or not, shall remain unaffected by the termination.

(e)                                 At the warrant holder’s death all warrants that have not vested shall lapse without any further notice and without compensation. The warrant holder’s estate and/or the lawful heirs shall be entitled to assume the warrant holder’s rights and obligation vis-à-vis all vested warrants, provided that the estate and/or the lawful heirs shall comply with the terms for the warrant holder’s warrants and the shares subscribed for pursuant to the warrants in every respect.

(f)                                  In case of the warrant holder’s age related retirement or retirement due to invalidity, all warrants that have not vested at the retirement or invalidity shall lapse without any further notice and without compensation. Vested warrants shall not be affected by the retirement or invalidity.

Consequently, the general meeting has also passed a resolution regarding the increase of the share capital relating to the warrants on the following terms and conditions:

•                  The minimum and maximum amount by which the share capital may be increased, will be nominally DKK 1.00 and nominally 4,997, respectively;

•                  The new A-shares will be divided into shares of nominally DKK 1.00 or multiples hereof;

•                  The subscription will be made at a subscription rate of 7,006.10, corresponding to DKK 70.0610 per A-share of nominally DKK 1.00;

•                  The new shares will carry dividend rights for the financial year in which subscription is made on equal terms with the existing shares as well as other rights in the company as from the day of subscription;

•                  The new shares shall be A-shares;

•                  The capital increase shall be made without any pre-emption rights for the existing shareholders, given that subscription is based on the abovementioned warrants issued to a member of the consultants of the company;

•                  The pre-emption rights attached to the new shares shall not be subject to any restrictions in the event of future capital increases;

•                  The deadline for subscription of the new shares shall be calculated pursuant to the provisions in schedule 3 of the company’s articles of association;

•                  The subscription amount for the number of shares which the warrant holder wishes to subscribe for, shall be paid in full no later than on the day of subscription; and

•                  The new shares shall be made out in the name of the holder and shall be non-negotiable instruments.

The estimated costs to be borne by the company in connection with the capital increase are approximately DKK 10,000 + VAT.

4aa

In the period until 1 June 2019, the board of directors is authorized, in one or more rounds, without pre-emption rights for the company’s existing shareholders, to issue up to 120,000 warrants, which each entitled the holder to subscribe for one A share of nominally DKK 1.00, to the company’s employees, members of the management, members of the board of directors, and consultants and/or employees, members of the management, members of the board of directors and consultants of its subsidiaries. The board of directors is further authorized to implement the capital increases required for this purpose by up to nominally DKK 120,000 A shares. The subscription rate for the new A shares that may be subscribed for by exercise of the warrants in question shall be fixed by the board of directors and may be lower than the market price at the issue of warrants.

4ab

For shares issued pursuant to the authorization in article 4aa the following shall apply:

that the new shares shall be A shares;

that no partial payment may take place;

that the subscription shall be effected without pre-emption rights of the existing shareholders;

that the shares shall be subscribed for against payment of cash;

that the shares shall be non-negotiable instruments;

that the shares shall be made out in the name of the holder and registered in the name of the holder in the company’s register of shareholders; and

that the shares in every respect shall carry the same rights as the existing A shares.

The board of directors is entitled to make such changes amendments to the articles of association as may be required as a result of the capital increase.

4ac

In the period until 1 June 2019, the board of directors is authorized to increase the share capital of the Company, in one or more rounds and without pre-emptive subscription rights for the existing shareholders, by up to nominally DKK 120,00 A shares by issuance of A shares to the company’s employees, members of the management, members of the board of directors, and consultants and/or employees, members of the management, members of the board of directors and consultants of its subsidiaries. The new A shares are issued at a price determined by the board of directors, which may be lower than the market price.

4ad

For shares issued pursuant to the authorization in article 4ac the following shall apply:

that no partial payment may take place;

that the subscription shall be effected without pre-emption rights of the existing shareholders;

that the shares shall be subscribed for against payment of cash;

that the shares shall be non-negotiable instruments;

that the shares shall be made out in the name of the holder and registered in the name of the holder in the company’s register of shareholders; and

that the shares in every respect shall carry the same rights as the existing A shares.

The board of directors is entitled to make such changes amendments to the articles of association as may be required as a result of the capital increase.

5.

The shares shall be in the name of the holder and shall be listed in the holder’s name in the Company’s register of shareholders.

The shares are non-negotiable instruments. No share certificates shall be issued.

The entire share capital of the Company, the shareholders and the Company are comprised by a Shareholders’ Agreement.

5 a.

This section 5 a sets out the respective rights of the shareholders’ to receive (i) dividends and other distributions from the Company pursuant to the provisions of the Danish Companies Act, and (ii) distributions of proceeds in the event of a dissolution of the Company, whether in the form of a solvent or insolvent liquidation, bankruptcy or any other form of dissolution of the Company (hereinafter collectively referred to as “Dividends”):

Before any distribution of Dividend is made to any other shareholder of the Company, the B-shareholders shall receive the following Dividends:

(i)                 273 per cent of the amount paid in to the Company by the B-shareholders at the subscription of B-shares, if by or before 31 December 2014 (a) an Exit has occurred and (b) Dividends distributed to the B-shareholders on the B-shares amount to at least 273 per cent of the amount paid in to the Company by the B-shareholders at the subscription of B-shares.

(ii)              310 per cent of the amount paid in to the Company by the B-shareholders at the subscription of B-shares, if the conditions for the application of sub-clause (i) above have not been met before 1 January 2015 and by or before 30 June 2015 (a) an Exit has occurred and (b) Dividends distributed to the B-shareholders on the B-shares amount to at least 310 per cent of the amount paid in to the Company by the B-shareholders at the subscription of B-shares.

(iii)           328 per cent of the amount paid in to the Company by the B-shareholders at the subscription of B-shares, if the conditions for the application of sub-clauses (i) and (ii) above have not been met before 1 July 2015 and by or before 31 December 2015 (a) an Exit has occurred and (b) Dividends distributed to the B-shareholders on the B-shares amounts to at least 328 per cent of the amount paid in to the Company by the B-shareholders at the subscription of B-shares.

(iv)          364 per cent of the amount paid in to the Company by the B-shareholders at the subscription of B-shares, if the conditions for the application of sub-clauses (i), (ii) and (iii) above have not been met before 1 January 2016 and by or before 30 June 2016 (a) an Exit has occurred and (b) Dividends distributed to the B-shareholders on the B-shares amount to at least 364 per cent of the amount paid in to the Company by the B-shareholders at the subscription of B-shares.

(v)             382 per cent of the amount paid in to the Company by the B-shareholders at the subscription of B-shares, if the conditions for the application of sub-clauses (i), (ii), (iii) and (iv) above have not been met before 1 July 2016 and by or before 31 December 2016 (a) an Exit has occurred and (b) Dividends distributed to the B-shareholders on the B-shares amounts to at least 382 per cent of the amount paid in to the Company by the B-shareholders at the subscription of B-shares.

(vi)          382 per cent of the amount paid in to the Company by the B-shareholders at the subscription of B-shares with the addition of 30 percentage points per commenced calendar year after 31 December 2016 (i.e. the calendar year 2017 being the first calendar year), if the conditions for the application of sub-clauses (i), (ii), (iii), (iv) and (v) above have not been met before 1 January 2017.

If and when the conditions for the application of one of sub-clauses (i), (ii), (iii), (iv) or (v) above have been met, any amounts subsequently paid in on new B-shares shall entitle the holders of such new B-shares to receive priority Dividends at the percentage rate stated in the so previously applied sub-clause (i), (ii), (iii), (iv) or (v).

For the purposes of this section 5 a, an “Exit” shall mean: An event whereby all or materially all of the value of the Company is realised in consideration for cash or liquid securities. An Exit may be carried out in a variety of ways and shall i.a. include (i) an initial public offering of the shares in the Company; (ii) a trade sale of the shares in the Company’s to a bona fide third party; (iii) the entering into of a partnership or joint venture agreement stipulating a future, unconditioned acquisition by the partner of the Company; (iv) a merger whereby the Company is the discontinuing entity, (v) a sale of the Company’s activities, including a sale of all or a material part of the Company’s assets or all or a material part of the Company’s intellectual property rights; (vi) licensing of all or a material part of the intellectual property rights of the Company in a way, which can be considered equal to an Exit; or (vii) a combination of the above.

Subsequently, all Dividends from the Company shall be distributed to all of the Company’s shareholders, including for the avoidance of doubt the B-shareholders, pro rata their respective nominal shareholdings in the Company.

6.

General meetings shall be convened at least with 14 days’ notice by registered letter or by e-mail to each individual shareholder.

7.

The agenda of the ordinary general meeting shall comprise:

1.              Election of chairman.

2.              The report of the Board of Directors.

3.              Submission of the annual report with audit report and annual report of the board of directors for adoption.

4.              Decision on the application of profits or covering of losses according to the adopted annual report.

5.              Election of members to the board of directors.

6.              Appointment of auditor.

7.              Any other business.

8.

The Company shall be directed by a board of directors consisting of 3-5 members elected by the general meeting for one year at a time.

9.

The Company shall be bound by the joint signatures of all members of the board of directors, or by the joint signatures of two board members or by the joint signatures of the chairman of the board of directors and the CEO.

10.

The annual accounts of the Company shall be audited by a state-authorised public accountant appointed by the general meeting for a term of one year.

The Company’s annual report is prepared in English only.

11.

The accounting year of the Company shall be the calendar year.

***

Amended at the extraordinary general meeting on 9 September 2014.

Schedule 1: Terms for Warrants 2005

Schedule 2: Terms for B Warrants 2010

Schedule 3: Revised Terms for Warrants 2010